Exhibit 99.1

TWELVE SEAS INVESTMENT COMPANY

INDEX TO BALANCE SHEET

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet	F-3
Notes to Balance Sheet	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Twelve Seas Investment Company

Opinion on the Balance Sheet

We have audited the accompanying balance sheet of Twelve Seas Investment Company (the “Company”) as of June 22, 2018, and the related notes. In our opinion, the balance sheet presents fairly, in all material respects, the financial position of the Company as of June 22, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s balance sheet based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the balance sheet, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the balance sheet. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the balance sheet. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2017.

New York, New York

June 27, 2018

F-2

TWELVE SEAS INVESTMENT COMPANY

BALANCE SHEET

JUNE 22, 2018

Assets
Cash	$464,080
Prepaid assets	35,000
Total Current Assets	499,080

Cash held in Trust Account	180,000,000
Total assets	$180,499,080

Liabilities and Shareholders’ Equity
Due to related party	$1,222
Total liabilities	1,222

Commitments
Ordinary shares subject to possible redemption, 17,549,785 shares at redemption value	175,497,850

Shareholders’ Equity:
Preferred shares, $0.0001 par value; 2,000,000 shares authorized; no shares issued and outstanding at June 22, 2018	—
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 6,475,215 shares issued and outstanding at June 22, 2018 (excluding 17,549,785 shares subject to possible redemption)	648
Additional paid-in capital	5,029,237
Accumulated deficit	(29,877)
Total shareholders’ equity	5,000,008

Total Liabilities and Shareholders’ Equity	$180,499,080

The accompanying notes are an integral part of the balance sheet.

F-3

TWELVE SEAS INVESTMENT COMPANY

NOTES TO THE BALANCE SHEET

JUNE 22, 2018

Note 1 — Organization and Business Operations

Organization and General

Twelve Seas Investment Company (the “Company”) is a newly incorporated blank check company incorporated on November 30, 2017, under the laws of the Cayman Islands for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic location.

As of June 22, 2018, the Company had not yet commenced any operations. All activity through June 22, 2018 relates to the Company’s formation and the Initial Public Offering (as defined below). The Company has selected December 31 as its fiscal year end.

Financing

The registration statements for the Company’s initial public offering (“Initial Public Offering”) were declared effective on June 19, 2018. On June 22, 2018, the Company consummated the Initial Public Offering of 18,000,000 units (“Units” or “Public Units” and, with respect to the ordinary shares included in the Public Units being offered, the “Public Shares”), generating gross proceeds of $180,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 475,000 units (the “Private Units”) at a price of $10.00 per Unit in a private placement to the Company’s sponsor (the “Sponsor”), generating gross proceeds of $4,750,000, which is described in Note 4.

Contained in the underwriting agreement for the Public Offering is an overallotment option allowing the underwriters to purchase from the Company up to an additional 2,700,000 Public Units and the sale to the Sponsor of an additional 54,000 Private Units at $10.00 per Unit (as described in Note 3 – Initial Public Offering and Note 4 - Private Placement). The Company received a commitment from the Sponsor to purchase additional Private Units in order to maintain the amount of cash in the Trust equal to $10.00 per Public Share (as described in Note 4 - Private Placement).

On June 25, 2018, the underwriters elected to exercise its full 2,700,000 Public Units over-allotment option which, at $10.00 per Unit, is expected to generate gross proceeds of $27,000,000 upon the close of the over-allotment on June 28, 2018. The Company, in parallel, will consummate the private placement of an additional 54,000 Private Units at a price of $10.00 per Unit, which will generate total additional gross proceeds of $540,000.

Trust Account

Following the closing of the Initial Public Offering on June 22, 2018, an amount of $180,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Public Units in the Initial Public Offering and the Private Units was placed in a trust account (“Trust Account”).

The funds in the Trust Account can be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below, except that interest earned on the Trust Account can be released to pay the Company’s income or other tax obligations.

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (as defined below) (net of taxes payable) at the time of the signing an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

F-4

TWELVE SEAS INVESTMENT COMPANY

NOTES TO THE BALANCE SHEET

JUNE 22, 2018

The Company will provide its shareholders with the opportunity to redeem all or a portion of their shares included in the Public Units sold in the Initial Public Offering (the “Public Shares”) upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially approximately $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations).

The ordinary shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Initial Shareholders (defined in Note 5- Related Party Transactions) have agreed to vote their initial shares and private shares, as well as any public shares acquired in or after this offering, in favor of any proposed business combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

The Company will have 18 months from the closing of the Initial Public Offering to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, it will trigger the automatic winding up, dissolution and liquidation pursuant to the terms of the Amended and Restated Memorandum and Articles of Association. The amount in the Trust Account (less the aggregate nominal par value of the shares of the Company’s public shareholders) under the Companies Law will be treated as share premium which is distributable under the Companies Law provided that immediately following the date on which the proposed distribution is proposed to be made, the Company is able to pay the debts as they fall due in the ordinary course of business. If the Company is forced to liquidate the Trust Account, the public shareholders would be distributed the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest).

The Initial Shareholders have agreed to (i) waive their conversion rights with respect to their initial shares and Public Shares in connection with the consummation of a Business Combination, (ii) to waive their rights to liquidating distributions from the Trust Account with respect to their initial shares and private placement shares if the Company fails to consummate a Business Combination within the Combination Period and (iii) not to propose an amendment to the Company’s Amended and Restated Memorandum and Articles of Association that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public shareholders with the opportunity to redeem their shares in conjunction with any such amendment.

F-5

TWELVE SEAS INVESTMENT COMPANY

NOTES TO THE BALANCE SHEET

JUNE 22, 2018

Liquidation

The holders of the initial shares will not participate in any liquidation distribution with respect to such securities. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the $10.00 per Unit in the Initial Public Offering. In order to protect the amounts held in the Trust Account, Dimitri Elkin, the Company’s Chief Executive Officer, has contractually agreed, pursuant to a written agreement to the Company, that if the Company liquidates the Trust Account prior to the consummation of a Business Combination, he will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then Dimitri Elkin will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that Dimitri Elkin will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

The Company will pay the costs of liquidating the trust account from the remaining assets outside of the trust account. If such funds are insufficient, Bryant Edwards has contractually agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $20,000) and has contractually agreed not to seek repayment for such expenses.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to shareholders’ equity upon the completion of the Initial Public Offering. Accordingly, on June 22, 2018, offering costs totaling $7,997,265 have been charged to shareholders’ equity (consisting of $3,600,000 in underwriters’ fees, plus $647,265 of other cash expenses, and a non-cash charge of $3,750,000 to record the fair value of the representative shares (as described in Note 6 - Commitments & Contingencies)).

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

F-6

TWELVE SEAS INVESTMENT COMPANY

NOTES TO THE BALANCE SHEET

JUNE 22, 2018

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 22, 2018.

Cash Held in Trust Account

At June 22, 2018, the assets held in the Trust Account were held in cash. On June 25, 2018, all cash held in the Trust account were invested in 6-month T-bills.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at June 22, 2018, ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Warrants and Rights

Since the Company is not required to net cash settle the Warrants and Rights (as defined in Note 3 – Initial Public Offering) and the Warrants and Rights are exercisable or convertible upon the consummation of an initial Business Combination, the management determined that the Warrants and Rights will be classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with ASC 815-40. The proceeds from the sale will be allocated to Public Shares, Warrants, and Rights based on the relative fair value of the securities in accordance with 470-20-30. The value of the Public Shares, Warrants, and Rights will be based on the closing price paid by investors.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company has identified the Cayman Islands as its only “major” tax jurisdiction, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on November 30, 2017, the evaluation was performed for upcoming 2018 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.

F-7

TWELVE SEAS INVESTMENT COMPANY

NOTES TO THE BALANCE SHEET

JUNE 22, 2018

The provision for income taxes was deemed to be immaterial for the period from formation through June 22, 2018.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering on June 22, 2018, the Company sold 18,000,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one ordinary share, one redeemable warrant (“Public Warrant”), and one right (“Public Right”). Each redeemable warrant entitles the holder to purchase one ordinary share at an exercise price of $11.50 (see Note 7). Each holder of a right will automatically receive one-tenth (1/10) of an ordinary share upon consummation of a Business Combination (see Note 7).

Note 4 — Private Placements

Simultaneously with the Initial Public Offering, the Company’s Sponsor purchased an aggregate of 475,000 Private Units at $10.00 per Unit (for a total purchase price of $4,750,000). Simultaneously with the underwriters’ elected exercise of the full overallotment option on June 25, 2018, the Company’s Sponsor is expected to purchase an additional 54,000 Private Units at $10.00 per Unit (for a total purchase price of $540,000).

The Private Units are identical to the units sold in the Initial Public Offering except the Private Warrants (as defined in Note 7) will be non-redeemable and may be exercised on a cashless basis. The purchasers of the Private Units have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to the same permitted transferees as the insider shares) until the completion of the Business Combination.

If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).

Note 5 — Related Party Transactions

Insider Shares

On December 11, 2017, the Company issued 4,312,500 shares (“Insider Shares”) of ordinary shares to the shareholders (“Initial Shareholders”) for an aggregate amount of $25,000. On June 1, 2018, the Initial Shareholders returned 1,437,500 ordinary shares to the Company for cancellation in connection with the reduced size of the offering in order to maintain the 20% ownership after the Initial Public Offering. On June 8, 2018, the Company effectuated a 1.5-for-1 dividend of its ordinary shares in connection with the upsized Initial Public Offering, resulting in 4,312,500 Insider Shares outstanding and held by the Initial Shareholders. On June 19, 2018, an additional 862,500 shares of the Company were issued to the Initial Shareholders. The 5,175,000 Insider Shares include an aggregate of up to 675,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the Initial Shareholders will own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the sale of the Private Units and the issuance of 375,000 Representative Shares (see Note 6), and assuming the Initial Shareholders do not purchase units in the Initial Public Offering). The Initial Shareholders will maintain 20% of the Company’s issued and outstanding shares after the Initial Public Offering and the exercise of the over-allotment. As a result of the underwriters’ election to exercise their over-allotment option in full on June 25, 2018, 675,000 Insider Shares are not expected to be subject to forfeiture.

The Initial Shareholders have agreed not to transfer, assign or sell any of the Insider Shares (except to certain permitted transferees) until (1) with respect to 50% of the Insider Shares, the earlier of one year after the date of the consummation of the Business Combination and the date on which the closing price of the ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Business Combination and (2) with respect to the remaining 50% of the Insider Shares, one year after the date of the consummation of the Business Combination, or earlier, in either case, if, subsequent to the Business Combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Related Party Advances

As of June 22, 2018, amount due to related party was $1,222. The amount was unpaid reimbursements for the deferred financing costs paid by the officer on behalf of the Company.

For the period from November 30, 2017 through December 31, 2017, a related party, on behalf of the Sponsor, had advanced to the Company an aggregate of $46,500 in regards to the formation costs and costs associated with the Initial Public Offering. On May 22, 2018, the Sponsor advanced to the Company an additional $150,000. On June 1, 2018, two related parties, on behalf of the sponsor, advanced to the Company an aggregate of $60,000. On June 18, 2018, the Sponsor advanced to the Company an additional $43,500. The loans were non-interest bearing, unsecured and due on demand. The Company repaid the Sponsor in full with $300,000 from the proceeds of the Initial Public Offering not being placed in the Trust Account on June 22, 2018.

F-8

TWELVE SEAS INVESTMENT COMPANY

NOTES TO THE BALANCE SHEET

JUNE 22, 2018

Note 5 — Related Party Transactions (cont.)

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, Initial Shareholders, the Company’s officers and directors, or their respective affiliates may, but are not obligated to, loan the Company funds from time to time or at any time (“Working Capital Loans”). Each Working Capital Loan would be evidenced by a promissory note. The Working Capital Loans would either be paid upon consummation of a Business Combination, without interest, or, at the holder’s discretion, up to $500,000 of the Working Capital Loans may be converted upon consummation of a Business Combination into Private Units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 55,000 ordinary shares (which includes 5,000 ordinary shares issuable upon exercise of rights) and warrants to purchase 50,000 ordinary shares if $500,000 of notes were so converted). If the Company does not complete the Business Combination, the loans would not be repaid.

Administrative Service Fee

The Company has agreed to pay an affiliate of the Sponsor, a monthly fee of an aggregate of $10,000 for general and administrative services (commencing June 20, 2018) including office space, utilities and secretarial support. This arrangement will terminate upon completion of a Business Combination or the distribution of the trust account to the public shareholders.

Note 6 — Commitments & Contingencies

Registration Rights

Pursuant to a registration rights agreement entered into on June 19, 2018, the holders of the Insider Shares, Private Units (and their underlying securities), Representative Shares (as a defined below) and any Units that may be issued upon conversion of the Working Capital Loans (and their underlying securities) will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The Company granted the underwriters a 45-day option to purchase up to 2,700,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. On June 25, 2018, the underwriters elected to exercise its full over-allotment option of 2,700,000 units and is expected to close by June 28, 2018.

The underwriters were paid a cash underwriting discount of two percent (2.0%) of the gross proceeds of the Initial Public Offering, or $3,600,000. In relation to the additional 2,700,000 units the underwriters elected to purchase via the over-allotment option, an additional amount of $540,000 is expected to be paid to the underwriters.

In addition, the Company issued the underwriter (and/or its designees) 375,000 ordinary shares (the “Representative Shares”) upon the consummation of the Initial Public Offering. The Company accounted for the Representative Shares as an expense of the Initial Public Offering resulting in a charge directly to stockholders’ equity. The Company determined the fair value of Representative Shares is $3,750,000 based upon the offering price of the Units of $10.00 per Unit. The underwriter has agreed not to transfer, assign or sell any such shares until the completion of a Business Combination. In addition, the underwriter (and/or its designees) has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of a Business Combination and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete a Business Combination within the Combination Period. In the event that the Initial Shareholders are required to forfeit or transfer any Insider Shares to third parties for no consideration or otherwise restructure the terms of such shares in connection with the initial Business Combination, the underwriter (and/or its designees) has agreed to forfeit up to an aggregate of 50,000 ordinary shares on a pro rata basis with the Initial Shareholders.

The shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(g)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the date of the Initial Public Offering, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the Initial Public Offering except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners.

F-9

TWELVE SEAS INVESTMENT COMPANY

NOTES TO THE BALANCE SHEET

JUNE 22, 2018

Business Combination Marketing Agreement

The Company has engaged EarlyBirdCapital, Inc. (“EBC”) as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss a potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing securities, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with an Business Combination. The Company will pay EBC a cash fee equal to 3.5% of the gross proceeds raised in the offering for such services upon the consummation of the Business Combination (exclusive of any applicable finders’ fees which might become payable). The Company may allocate up to 1% of the 3.5% fee to other firms who assist in connection with the Business Combination.

Note 7 — Shareholder’s Equity

Preferred Shares - The Company is authorized to issue a total of 2,000,000 preferred shares of a par value of $0.0001 each. At June 22, 2018, there were no shares of preferred shares issued or outstanding.

Ordinary Shares - The Company is authorized to issue a total of 200,000,000 ordinary shares of a par value of $0.0001 each. As of June 22, 2018, the Company has issued an aggregate of 6,475,215 ordinary shares, excluding 17,549,785 shares of ordinary shares subject to possible redemption.

Warrants - Each Public Warrant is at $11.50 per share and exercisable for one ordinary share. The warrants will become exercisable on the later of the completion of a Business Combination and 12 months from the date of the prospectus. If a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective within 90 days following the consummation of the Business Combination, public warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise.

The warrants issued in the Private Units (“Private Warrants”) are identical to the Public Warrants sold in this offering except the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

The Company may redeem the outstanding warrants (excluding the Private Warrants), in whole and not in part, at a price of $0.01 per warrant:

●	at any time while the warrants are exercisable,

●	upon a minimum of 30 days’ prior written notice of redemption,

●	if, and only if, the last sales price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption, and

●	if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the warrants for redemption as described above, the management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.”

F-10

TWELVE SEAS INVESTMENT COMPANY

NOTES TO THE BALANCE SHEET

JUNE 22, 2018

Rights - Except in cases where the Company is not the surviving company in a Business Combination, each holder of a right will automatically receive one-tenth (1/10) of an ordinary share upon consummation of the initial Business Combination, even if the holder of a Public Right converted all ordinary shares held by him, her or it in connection with the initial Business Combination or an amendment to the Company’s memorandum and articles of association with respect to its pre-business combination activities. In the event that the Company will not be the surviving company upon completion of the initial Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of a share underlying each right upon consummation of the Business Combination. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of an initial Business Combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of ordinary shares will receive in the transaction on an as-converted into ordinary shares basis.

The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Cayman Islands law. As a result, the holders of the rights must hold rights in multiples of 10 in order to receive shares for all of the holders’ rights upon closing of a Business Combination. If the Company is unable to complete an initial Business Combination within the required time period and the Company liquidates the funds held in the trust account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the trust account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

F-11